Trade, other receivables and other assets	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Trade, other receivables and other assets
TRADE, OTHER RECEIVABLES AND OTHER ASSETS

	US Dollars
Figures in millions	2018	2017	2016
Non-current
Prepayments	18	17	9
Recoverable tax, rebates, levies and duties	84	50	25
	102	67	34

Current
Trade and loan receivables	33	27	35
Prepayments	42	62	85
Recoverable tax, rebates, levies and duties	116	127	124
Other receivables	18	6	11
	209	222	255

Total trade, other receivables and other assets	311	289	289

Current trade and loan receivables are generally on terms less than 90 days.

At 31 December 2018 trade receivables of $2m have been pledged as security.

There is a concentration of risk in respect of amounts due from Revenue Authorities for recoverable tax, rebates, levies and duties from subsidiaries in the Continental Africa segment. These values are summarised as follows:

Recoverable value added tax	126	106	61
Recoverable fuel duties	41	38	39
Appeal deposits	10	10	8

Geita Gold Mine (GGM) in Tanzania net indirect tax receivables balance increased by $17m to $84m (2017: $67m).

No refunds were received in cash in the current year, however claims relating to periods pre July 2017 totalling $33m have been offset against provisional corporate tax payments in 2018 in accordance with legislation. These amounts were set off against VAT claims that have been certified by an external advisor and verified by the Tanzania Revenue Authority (“TRA”). We requested that the TRA formally acknowledge the set off. The TRA has not responded to our request. We believe that due process has been correctly followed in respect of the set off. Given that GGM believes the $33m claims have been correctly set off pursuant to the Tanzanian law, no provision has been established for the amounts that have been set off.

An amendment, effective 20 July 2017, to Tanzania's mining legislation included an amendment to the Value Added Tax Act, 2014 (No. 5) (“2015 VAT Act”) to the effect that no input tax credit can be claimed for the exportation of “raw minerals”. The 2015 VAT Act does not expressly include a definition of “raw minerals”, the term is further not defined in the Mining Act of 2010. GGM has received notices from the TRA that they are not eligible for VAT relief from July 2017 onwards on the basis that all production constitutes “raw minerals” for this purpose.

The basis for dispute of the disqualifications is on the interpretation of the legislation. We have disputed this interpretation of the legislation as a matter of Tanzanian law. Gold bearing ore is mined from the open pit and underground mining operations, where it is further crushed and milled to maximise the gold recovery process, producing gold doré exceeding 80% purity as well as beneficiated products (concentrate). On this basis the mined doré and concentrate do not constitute “raw minerals” and accordingly the VAT claims are valid. We have obtained legal opinion that supports our view that doré does not constitute a “raw mineral”.

The total VAT claims submitted since July 2017 amount to $82.7m (of the total, $56.4m of claims were submitted in 2018). All disqualifications received from the TRA have been objected to in accordance with the provisions and timeframes set out in the Tax Administration Act, 2015 (No.10).